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   SERVICER'S CERTIFICATE
   CHEVY CHASE HOME LOAN TRUST 1996-1
   7.15 % ASSET BACKED CERTIFICATES, SERIES 1996-1

   Monthly Payment Date:         January 15, 1996
   Monthly Collection Period:     December, 1996


   Under the pooling and Servicing Agreement, dated as of May 1, 1996, between Chevy Chase Bank, F.S.B. as Transferor and Servicer and Norwest Bank Minnesota, National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Monthly Payment Date and Monthly Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certian other information is presented based upon the aggregate amounts for the Trust as a whole.


A. Information Regarding the Current Monthly Distribution.

   1. Certificates

      (a) The Aggregate amount of the
          distribution to Certificateholders .....$    914,729.29

      (b) The amount of the distribution
          set forth in paragraph A.1.(a)
          above in respect of interest
          Collections.............................$    914,729.29

      (c) The amount of the distribution
          set forth in paragraph A.1.(a)
          above in respect of Certificateholders'
          Interest Carryover Shortfall............$          0.00






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   (d) The amount of the distribution
          set forth in paragraph A.1.(a)
          above in respect of Principal
          Collections.............................$          0.00

      (e) The amount of the reimbursement of
          previous Liquidation Loss Amounts
          included in A.1(d)......................$          0.00


      (f) The amount of the aggregate
          unreimburesed Liquidation Loss
          Amounts after giving effect to the
          distribution in A.1.(a) above ..........$          0.00

      (g) The amount of the distribution set
          forth in paragraph A.1.(a) above
          per $1,000 interest ....................$     5.9583333

      (h) The amount of the distribution
          set forth in paragraph A.1(b) above,
          per $1,000 interest ....................$    5.9583333

      (i) The amount of the distribution set
          forth in paragraph A.1.(c) above,
          per $1,000 interest ....................$     0.0000000

      (j) The amount of the distribution set
          forth in paragraph A.1.(d) above,
          per $1,000 interest ....................$     0.0000000


B. Information Regarding the Performance of the Trust.

   1. Pool Balance and Certificate Principal Balance.

      (a) The Pool Balance at the close of business
          on the last day of the Monthly
          Collection Period.......................$130,682,314.31



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     (b) The Certificate Principal Balance after
          giving effect to payments allocated to
          principal as set forth in Paragraph
          A.1(d) above............................$153,521,000.00

      (c) The Invested Amount after giving effect
          to the payments set forth in paragraph
          A.1(a).................................$162,051,553.76

      (d) The Required Overcollateralization
          Amount after giving effect to the
          payment set forth in paragraph A.1(a)...$ 9,063,154.83

      (e) The Overcollateralization Amount after
          effect to the to the payment set forth
          in paragraph A.1(a).....................$ 8,530,553.76


      (f) The Overcollateralization Deposit/
          Distribution Amount for such Monthly
          Payment Date (included in A.1(d) during
          the Amortization Period, an Early
          Amortization Period and a Rapid
          Amortization Period)................... $ 202,370.12

      (g) The number and aggregate principal
          balance of Loans which are delinquent
          by 30-59 days, 60-89 days and 90 or
          more days or at the end of the close
          of business on the last day of the
          preceding Monthly Collection Period:

            Days Delinquent                Number       Amount
               30-59                           334          3,691,400.88
               60-89                            87           950,866.62
               90 or more                    105         1,110,972.80
               Total                           526          5,753,240.30






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      (h) The aggregate Liquidation Loss Amount
          for all Loans that became Liquidated
          Loans in the Monthly Collection Period..$   460,439.60

   2. Servicing Fee.

          The aggregate amount of the Servicing
          Fee paid to the Servicer with respect
          to the preceeding Monthly Collection
          Period..................................$    106,959.40

   3. Payment Shortfalls.

      (a) The amount of the Certificateholders'
          Interest Carryover Shortfall after
          giving effect to the payments setforth
          in paragraph A.1(b) above...............$          0.00

      (b) The amount of the Certificateholders
          Interest Carryover Shortfalls set
          forth in paragraph B.3.(a) above per
          $1,000 interest.........................$     0.0000000

   4. Transfer of Subsequent Loans.

      (a) Aggregate Principal Amount of Subsequent
          Loans to be acquired by the Trust on
          such Monthly Payment Date...............$   26,754,314.30


      (b) Aggregate amount on deposit in the
          Excess Funding Account on such Monthly
          Payment Date after giving effect to all
          deposits and withdrawals therefrom on

          such Monthly Payment Date...............$ 4,614,925.15








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      (c) Aggregate amount on deposit in the
          Excess Funding Interest Subaccount on
          such Monthly Payment Date after giving
          effect to all deposits and withdrawals
          therefrom on such Monthly Payment Date..$ 4,614,925.15

      (d) Aggregate amount on deposit in the
          Excess Funding Principal Subaccount on
          such Monthly Payment Date after giving
          effect to all deposits and withdrawals
          therefrom on such Monthly Payment Date..$ 0.00

   5. Draws on Policy.

      (a) Amount of the distribution set forth
          in paragraph A.1(a) in respect of a
          draw on the Policy......................$          0.00

      (b) Amount of the distribution set forth
          in paragraph A.1(b) in respect of a
          draw on the Policy......................$          0.00

      (c) Amount of the distribution set forth
          in paragraph A.1(b) in respect of a
          draw on the Policy......................$          0.00

   6. Draws on Reserve Fund and Excess Funding Account.

      (a) Amount of the distribution set forth in
          paragraph A.1(a) in respect of Reserve
          Fund interest Transfer Amount...........$          0.00

      (b) Amount of the distribution set forth in
          paragraph A.1(a) in respect of Reserve
          Fund Principal Transfer Amount..........$          0.00

      (c) Amount of the distribution set forth in
          paragraph A.1(a) in respect of Excess
          Funding Interest Transfer Amount........$          0.00






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                             Mark A. Holles
                   By: ______________________________

                              Mark A. Holles
                              Vice President